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                                                                      EXHIBIT 32


                                 CERTIFICATIONS
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    In connection with the Annual Report of Myers Industries, Inc. (the Company) on Form 10-K for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Stephen
E. Myers, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and to my knowledge:

        (1) The Annual Report on Form 10-K of the Company for the period ended December 31, 2003 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                      ------------------------------------------
                                      Stephen E. Myers, Chief Executive Officer
                                      Dated: March 15, 2004



    In connection with the Annual Report of Myers Industries, Inc. (the Company) on Form 10-K for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Gregory
J. Stodnick, Vice President-Finance (Chief Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and to my knowledge:

        (1) The Annual Report on Form 10-K of the Company for the period ended December 31, 2003 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                     -------------------------------------------
                                     Gregory J. Stodnick, Vice President-Finance
                                     Dated: March 15, 2004